Financial and Operating Results Third Quarter and 9 Months 2015 November 2015

GAIN Capital 2 Safe Harbor Statement Forward Looking Statements The forward-looking statements contained herein include, without limitation, statements relating to GAIN Capital’s and/or City Index (Holdings) Limited (“City Index”) expectations regarding the opportunities and strengths of the combined company created by the business combination, anticipated cost and revenue synergies, the strategic rationale for the business combination, including expectations regarding product offerings, growth opportunities, value creation, and financial strength. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that GAIN Capital or City Index will realize these expectations or that these beliefs will prove correct. In addition, a variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN Capital’s annual report on Form 10-K, as filed with the Securities and Exchange Commission on March 16, 2015, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in GAIN Capital’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law. Non-GAAP Financial Measures This presentation contains various non-GAAP financial measures, including adjusted EBITDA, adjusted net income, adjusted EPS, cash EPS and various “pro forma” non-GAAP measures. These non-GAAP financial measures have certain limitations, including that they do not have a standardized meaning and, therefore, our definitions may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of these non-GAAP financial measures assists investors in evaluating our historical and expected operating performance. However, because these are not measures of financial performance calculated in accordance with GAAP, such measures should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income.

GAIN Capital 3 Third Quarter Overview • Strong third quarter results reflect successful execution of GAIN’s strategy • Diversification of retail revenue by product and geography continues • GTX institutional business continues to generate commission-based revenue with operating margins in excess of 25% • Fixed operating cost reductions reflect the progress of City Index integration and realization of $40-$45 million of run-rate synergy target

GAIN Capital 4 3rd Quarter 2015 Financial and Operating Results • Financial Results • Net revenue: $127.9 million • Adjusted EBITDA(1): $29.8 million • Net income: $7.8 million • Earnings per share: $0.19 • Adjusted EPS(2): $0.31 • Cash EPS(3): $0.43 • Operating Metrics(4) • Average daily OTC trading volume: $15.6 billion • Average daily futures contracts: 34,429 • Active retail accounts: 158,413 • GTX average daily volume: $16.7 billion (1) Adjusted EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation, amortization and other one-time items. A reconciliation of net income to adjusted EBITDA is available in the appendix to this presentation. (2) Adjusted EPS is a non-GAAP financial measure that represents net income per share excluding the impact of one-time items. A reconciliation of GAAP EPS to adjusted EPS is available in the appendix to this presentation. (3) Cash EPS is a non-GAAP financial measure that represents net income per share excluding the impact of depreciation, amortization, purchased intangible amortization, integration, contingent earnout adjustment and non-cash interest expense. (4) Definitions for operating metrics are available in the appendix to this presentation.

GAIN Capital 5 9 Months 2015 Financial and Operating Results • Financial Results • Net revenue(1): $332.4 million • Adjusted EBITDA(2): $58.8 million • Net income: $7.4 million • Earnings per share: $0.13 • Adjusted EPS(3): $0.55 • Cash EPS(4): $0.77 • Operating Metrics(5) • Average daily OTC trading volume: $14.9 billion • Average daily futures contracts: 35,321 • Customer assets: $986.4 million • GTX average daily volume: $18.2 billion (1) Net revenue includes $4.5 million arising from a fair value adjustment to the contingent consideration of a prior period acquisition. (2) Adjusted EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation, amortization and other one-time items. A reconciliation of net income to adjusted EBITDA is available in the appendix to this presentation. (3) Adjusted EPS is a non-GAAP financial measure that represents net income per share excluding the impact of one-time items. A reconciliation of GAAP EPS to adjusted EPS is available in the appendix to this presentation. (4) Cash EPS is a non-GAAP financial measure that represents net income per share excluding the impact of depreciation, amortization, purchased intangible amortization, integration, contingent earnout adjustment and non-cash interest expense. (5) Definitions for operating metrics are available in the appendix to this presentation.

GAIN Capital $129 $106 $98 $104 $96 $92 $111 $104 $0 $20 $40 $60 $80 $100 $120 $140 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Quarterly Trailing 12 Months Trailing 12 Months - Pro Forma 6 Improved Retail Revenue as a Result of Diversification • Continued strength in core operating metrics • Q3 average daily volume: $15.6bn • 158,413 active accounts • 149,846 active OTC accounts • 8,567 active futures accounts • Client assets: $986.4mm • Q3 retail OTC revenue by product • FX: $29mm • Indices: $35mm • Equities: $12mm • Commodities: $26mm • GAIN’s futures business continues to show strong results • Revenue: $12.5mm • Avg. Daily Contracts: 34,429 • Other retail business(1) contributing $5.4mm to Q3 revenue Retail OTC Trading Revenue per Million (1) Other retail includes Sales Traders and Galvan Research. Historical Retail Revenue Composition $60.3 $90.4 $105.7 $84.3 $97.3 $118.8 $ .0 $20.0 $40.0 $60.0 $8 .0 $100.0 $120.0 $140.0 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 FX Indices Equities Commodities Futures Other Retail (1)

GAIN Capital 7 Institutional Revenue Continuing to Grow via GAIN GTX • Year-to-date, GTX average daily volumes of $18.2 billion generated $26.7 million in revenue, representing growth of 4% over the same period last year • EBITDA margins >25% • Improvement driven by strong growth in ECN • Executing on strategic plan to grow GTX via: • Organic growth of user base • Hiring of sales and product management teams • Development of SEF and Swap Dealer offerings • Long-term focus on continued expansion of ECN while also servicing existing agency desk clients • In addition, reviewing potential strategic partnerships to expand GTX’s product reach $21.0 $25.7 $26.7 YTD 2013 YTD 2014 YTD 2015 GTX Revenue (in millions) $14.6 $18.2 $18.2 YTD 2013 YTD 2014 YTD 2015 GTX Average Daily Volume (in billions)

GAIN Capital 8 Q3 and 9 Months 2015 Key Financial Results • The expected synergies from GAIN’s acquisition of City Index present the opportunity for expansion of Adjusted EBITDA and margins Note: Dollars in millions, except per share data. (1) See page 17 for a reconciliation of GAAP net income to adjusted EBITDA. (2) See page 18 for a reconciliation of GAAP EPS to cash EPS. (3) See page 19 for a reconciliation of GAAP EPS to adjusted EPS. (4) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue. 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, % Change 2015 2014 2015 2014 Q3 9 Months As Reported Net revenue $127.9 $103.7 $332.4 $254.8 23% 30% Operating Expenses 98.1 75.4 273.6 215.9 30% 27% Adjusted EBITDA (1) $29.8 $28.3 $58.8 $38.9 5% 51% Adjusted EBITDA Margin % (1)(4) 23% 27% 18% 15% (4 pts) 3 pts Net Incom e $7.8 $15.3 $7.4 $14.0 (49%) (47%) GAAP EPS $0.19 $0.33 $0.13 $0.30 (42%) (57%) Cash EPS(2) $0.43 $0.43 $0.77 $0.58 (0%) 33% Adjusted EPS(3) $0.31 $0.37 $0.55 $0.40 (16%) 38% Pro Form a Net Revenue $127.9 $138.7 $369.6 $347.7 (8%) 6% Operating Expenses 98.1 103.9 308.4 303.4 (6%) 2% Adjusted EBITDA (1) $29.8 $34.8 $61.2 $44.3 (14%) 38%

GAIN Capital 9 Focus on Reducing Fixed Operating Expenses Continues • Reduction of fixed operating expenses continue with 3% reduction in Y-o-Y pro forma quarterly expenses • 6% reduction in year-to-date expenses compared to pro forma 2014 expenses(1) • Further reduction in fixed operating expenses in Q4 2015 and Q1 2016 as City Index integration milestones are achieved • GAIN continues on track to achieve run-rate synergies of $40-$45mm by Q4 2016 Note: Dollars in millions. Operating expenses shown on a pro forma basis (1) Represents the simple pro forma addition of GAIN Capital and City Index. 2014 2015 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Fixed em ployee com p & benefits 27.0$ 25.0$ 24.1$ 27.3$ 25.2$ 23.6$ 22.4$ Marketing 8.7 9.6 9.0 7.5 9.0 8.4 7.4 Trading 9.2 9.0 7.7 7.8 8.8 8.2 8.8 Fixed G&A 16.7 15.2 14.0 18.6 14.1 14.1 15.3 Com m s & Tech 6.4 6.3 6.8 7.0 5.9 5.8 5.6 Fixed Operating Expenses 68.0$ 65.2$ 61.5$ 68.2$ 63.0$ 60.1$ 59.4$ Bad Debt and other variable 0.2 0.1 1.4 0.9 4.9 1.2 3.3 Referral Fees 26.8 26.1 30.6 31.8 33.0 29.5 28.6 Variable em ployee com p & benefits 7.0 8.7 10.2 11.7 7.5 6.9 6.7 Total Operating Expenses 102.1$ 100.1$ 103.8$ 112.6$ 108.5$ 97.7$ 98.1$

GAIN Capital 10 Optimizing Referral Fees • One of the largest expenses on GAIN’s income statement (22% of total Q3 net revenue) • Represents referral fees paid to partners who refer business to GAIN • Retail • 83% of total referral fees • Partner business represents ~50% of total retail volume • Q3 referral fee/mm: $47/mm(1) – a 37% decline from high of $75/mm in Q3 2014 • Futures • 17% of total referral fees • Acquisition of GAA increases percentage of directly sourced revenue (and thus subject to referral fee) • Q3 referral fee as % of futures revenue: 40% Note: Dollars in millions, except per million data. (1) Based on indirect volume only. $20.7 $20.5 $24.7 $25.2 $26.6 $29.5 $28.6 $0 $10 $20 $30 $40 $50 $60 $70 $80 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Retail Futures Retail Referral Fees/ mm

GAIN Capital 11 Cash Flow Generation, Capital Utilization and Return • GAIN’s efficient capex spend resulted in significant free cash flow generation • GAIN continues to strategically deploy cash to grow the business and generate returns for shareholders • Actively repurchased shares in the quarter under previously authorized buyback plan • 224,334 shares repurchased at an average price of $7.75 • Continuing to evaluate strategic investment opportunities • Targeting new products, geographic expansion and technology • Quarterly dividend • $0.05 per share quarterly dividend approved • Record date: December 11, 2015 • Payment date: December 22, 2015

GAIN Capital 12 Closing Remarks • Quarterly results demonstrate financial strength of business • Run-rate revenue(1): $511 mm • Run-rate Adjusted EBITDA(1): $119 mm • Executing on integration of City Index acquisition and on track to achieve $45mm of run-rate synergies • Continuing to invest in and develop GTX into a market-leading institutional ECN • Generating significant free cash flow via cost reductions and margin expansion which may be used for strategic acquisitions and investments or capital return to shareholders (1) Represents annualized financial results based on the 3 months ended September 30, 2015.

GAIN Capital Appendix 13

Consolidated Statement of Operations

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014
Revenue				
Retail revenue	$ 118.8	$ 90.4	$ 300.4	$ 223.1
Institutional revenue	8.3	8.5	26.7	25.7
Other revenue	0.8	4.5	5.2	5.2
Total non-interest revenue	127.9	103.4	332.3	254.0
Interest revenue	0.2	0.4	0.9	1.1
Interest expense	0.2	0.1	0.8	0.3
Total net interest revenue	-	0.3	0.1	0.8
Net revenue [1]	**$ 127.9**	**$ 103.7**	**$ 332.4**	**$ 254.8**
Expenses				
Employee compensation and benefits	29.1	25.5	81.7	71.4
Selling and marketing	7.4	4.8	20.4	16.1
Referral fees	28.6	24.7	84.7	65.9
Trading expense	8.8	6.0	24.1	20.1
General & Administrative	16.8	9.1	40.2	28.1
Depreciation and amortization	2.9	1.7	7.6	5.8
Purchased intangible amortization	4.3	2.3	10.7	4.8
Communication and technology	5.6	3.8	14.2	11.6
Bad debt provision	1.8	1.5	6.3	2.7
Acquisition costs	0.1	0.9	2.7	1.5
Restructuring	-	0.4	1.9	1.0
Integration costs	10.7	-	23.1	1.7
Total expenses	116.1	80.7	317.6	230.7
Operating income	11.8	23.0	14.8	24.1
Interest on long term borrowings	2.6	1.5	6.6	4.4
Income before tax expense	**9.2**	**21.5**	**8.2**	**19.7**
Income tax expense	0.8	5.4	(0.5)	4.7
Net income	8.4	16.1	8.7	15.0
Net income attributable to non-controlling interest	0.6	0.8	1.3	1.0
Net income applicable to Gain Capital Holdings Inc.	**$ 7.8**	**$ 15.3**	**$ 7.4**	**$ 14.0**
Earnings per common share [2]				
Basic	$0.19	$0.35	$0.13	$0.32
Diluted	$0.19	$0.33	$0.13	$0.30
Weighted averages common shares outstanding used in computing earnings per common share:				
Basic	49,147,102	41,038,782	47,163,132	40,243,330
Diluted	49,891,101	43,523,862	48,028,752	43,054,959

Note: Dollars in millions, except per share data
(1) Net revenue includes $4.5 million arising from a fair value adjustment to the contingent consideration of a prior period acquisition.
(2) Earnings per share includes an adjustment for the redemption value of the NCI put option

GAIN Capital 14

GAIN Capital 15 Consolidated Balance Sheet Note: Dollars in millions. As of 9/30/15 12/31/14 ASSETS: Cash and cash equivalents 186.7$ 139.4$ Cash and securities held for custom ers 986.4 759.6 Receivables from brokers 119.2 134.9 Prepaid assets 9.6 2.5 Property and equipm ent - net of accum ulated depreciation 29.2 18.8 Intangible assets, net 101.5 60.8 Goodwill 44.8 34.6 Other assets 50.4 35.3 Total assets 1,527.8$ 1,185.9$ LIABILITIES AND SHAREHOLDERS' EQUITY: Payables to custom ers 986.4$ 759.6$ Accrued com pensation & benefits 9.1 16.9 Accrued expenses and other liabilities 51.1 64.4 Incom e tax payable 17.2 1.5 Convertible senior notes 120.9 68.4 Total liabilities 1,184.7$ 910.8$ Non-controlling interest 11.7$ 10.2$ Shareholders' Equity 331.4 264.9 Total liabilities and shareholders' equity 1,527.8$ 1,185.9$

GAIN Capital 16 Current Liquidity Note: Dollars in millions. (1) Reflects cash that would be received from brokers following the close-out of all open positions. (2) The convertible senior notes are excluded given their long-dated maturity. As of 9/30/15 12/31/14 Cash and cash equivalents $186.7 $139.4 Receivables from banks and brokers(1) 119.2 134.9 Free Operating Cash $305.9 $274.3 Less: Minim um regulatory capital requirem ents (116.7) (76.3) Free Cash Available(2) $189.2 $198.0

GAIN Capital 17 Adjusted EBITDA & Margin Reconciliation Note: Dollars in millions. (1) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue. 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2015 2014 2015 2014 Net Revenue 127.9$ 103.7$ 332.4$ 254.8$ Net Incom e 7.8 15.3 7.4 14.0 Net Incom e Margin % 6% 15% 2% 5% Net Incom e 7.8$ 15.3$ 7.4$ 14.0$ Depreciation & am ortization 2.9 1.7 7.6 5.8 Purchase intangible am ortization 4.3 2.3 10.7 4.8 Interest expense 2.6 1.5 6.6 4.4 Incom e tax expense 0.8 5.4 (0.5) 4.7 Acquisition costs 0.1 0.9 2.7 1.5 Restructuring - 0.4 1.9 1.0 Integration costs 10.7 - 23.1 1.7 Acquisition contingent consideration adjustm ent - - (4.5) - Bad debt related to SNB event in January of 2015 - - 2.5 - Net incom e attributable to non-controlling interest 0.6 0.8 1.3 1.0 Adjusted EBITDA 29.8$ 28.3$ 58.8$ 38.9$ Adjusted EBITDA Margin % (1) 23% 27% 18% 15%

GAIN Capital 18 Cash Net Income and EPS Reconciliation Note: Dollars in millions, except per share and share data 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2015 2014 2015 2014 Net Incom e 7.8$ 15.3$ 7.4$ 14.0$ Depreciation & am ortization, net of tax 2.1 1.3 5.7 4.4 Integration, net of tax 7.7 - 17.1 1.3 Purchase intangible am ortization, net of tax 3.1 1.7 7.9 3.7 Acquisition contingent consideration adjustm ent, net of tax - - (3.3) - Non-cash interest expense, net of tax 0.8 0.5 2.1 1.4 Cash Net Incom e 21.5$ 18.8$ 36.9$ 24.8$ Cash Earnigsper Com m on Share: Basic 0.44$ 0.46$ 0.78$ 0.62$ Diluted 0.43$ 0.43$ 0.77$ 0.58$ W eighted average com m on shares outstanding used in com puting earnings per com m on share: Basic 49,147,102 41,038,782 47,163,132 40,243,330 Dilued 49,891,101 43,523,862 48,028,752 43,054,959

GAIN Capital 19 Adjusted Net Income and EPS Reconciliation Note: Dollars in millions, except per share and share data 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2015 2014 2015 2014 Net Incom e 7.8$ 15.3$ 7.4$ 14.0$ Acquisition costs, net of tax 0.1 0.7 2.0 1.1 Restructuring, net of tax - 0.3 1.4 0.8 Integration costs, net of tax 7.7 - 17.1 1.3 Acquisition contingent consideration adjustm ent, net of tax - - (3.3) - Bad debt related to SNB event in January of 2015, net of tax - - 1.9 - A justed Net I com e 15.6$ 16.3$ 26.5$ 17.2$ Adjusted Earnings per Com m on Share: Basic 0.32$ 0.40$ 0.56$ 0.43$ Diluted 0.31$ 0.37$ 0.55$ 0.40$ W eighted average com m on shares outstanding used in com puting earnings per com m on share: Basic 49,147,102 41,038,782 47,163,132 40,243,330 Dilued 49,891,101 43,523,862 48,028,752 43,054,959

GAIN Capital 20 Pro Forma Reconciliation Note: Dollars in millions. (1) “Other” represents Galvan, GAA and TT. These acquisitions are included in GAIN 1H 2015 financial results. (2) City Index Q2 and Q3 2015 financial results are included in GAIN results. Q1 2015 Q2 2015 Q3 2015 9 M onths 2015 GAIN CITY OTHER (1) TOTAL GAIN CITY (2) OTHER (1) TOTAL GAIN CITY (2) OTHER (1) TOTAL GAIN CITY OTHER TOTAL Retail 84.3$ 36.0$ n/a 120.3$ 97.3$ n/a n/a 97.3$ 118.8$ n/a n/a 118.8$ 300.4$ 36.0$ n/a 336.4$ Institutional 9.9 9.9 8.4 8.4 8.3 8.3 26.7 - 26.7 Operating revenue 94.3 36.0 n/a 130.3 105.7 n/a n/a 105.7 127.1 n/a n/a 127.1 327.1 36.0 n/a 363.1 Other (1.4) 1.1 n/a (0.3) 5.8 - - 5.8 0.8 - - 0.8 5.2 1.1 - 6.4 Net Interest 0.0 - n/a 0.0 0.0 - - 0.0 0.1 - - 0.1 0.1 - - 0.1 Net revenue 92.9 37.1 n/a 130.0 111.6 n/a n/a 111.6 127.9 n/a n/a 127.9 332.5 37.1 n/a 369.6 Net Incom e 8.3 (4.0) n/a 4.3 (8.8) n/a n/a (8.8) 7.8 n/a n/a 7.8 7.4 (4.0) n/a 3.4 Depreciation & am ortization 2.0 2.4 - 4.4 2.7 - - 2.7 2.9 - - 2.9 7.6 2.4 - 10.0 Purchased intangible am ortization 2.2 3.1 - 5.3 4.3 - - 4.3 4.3 - - 4.3 10.7 3.1 - 13.8 Interest Expense 1.5 - - 1.5 2.6 - - 2.6 2.6 - - 2.6 6.6 - - 6.6 Incom e tax expense 2.8 - - 2.8 (4.1) - - (4.1) 0.8 - - 0.8 (0.5) - - (0.5) Acquisition costs 0.0 - - 0.0 2.4 - - 2.4 0.1 - - 0.1 2.7 - - 2.7 Restructuring - 0.3 - 0.3 1.9 - - 1.9 (0.0) - - (0.0) 1.9 0.3 - 2.2 Integration Costs 0.1 - - 0.1 12.3 - - 12.3 10.7 - - 10.7 23.1 - - 23.1 Acquisition contingent consideration adjustm ent - - - - (4.5) - - (4.5) - - - - (4.5) - - (4.5) Bad debt related to SNB event in January 15 2.5 - - 2.5 - - - - - - - - 2.5 - - 2.5 Other one-tim e expenses - 0.6 - 0.6 - - - - - - - - - 0.6 - 0.6 Net incom e attributable to NCI 0.3 - - 0.3 0.4 - - 0.4 0.6 - - 0.6 1.3 - - 1.3 Adjusted EBITDA 19.7$ 2.4$ n/a 22.1$ 9.2$ n/a n/a 9.2$ 29.8$ n/a n/a 29.8$ 58.8$ 2.4$ n/a 61.2$

Pro Forma Reconciliation (cont.)

	Q1 2014 GAIN	Q1 2014 CITY	Q1 2014 OTHER[1]	Q1 2014 TOTAL
Retail	$ 72.5	$ 27.9	$ 5.4	$ 105.9
Institutional	8.5			8.5
Operating revenue	81.0	27.9	5.4	114.3
Other	0.1	(0.1)	-	(0.0)
Net Interest	0.2	-	(0.2)	0.0
Net revenue	81.3	27.8	5.2	114.4
Net Income	3.8	(8.3)	1.3	(3.2)
Depreciation & amortization	2.2	1.8	0.3	4.3
Purchased intangible amortization	1.0	5.1	-	6.1
Interest Expense	1.5	-	-	1.5
Income tax expense	1.3	-	-	1.3
Acquisition costs	0.4	-	-	0.4
Restructuring	0.4	-	-	0.4
Integration Costs	1.5	-	-	1.5
Other one-time expenses	-	2.5	-	2.5
Net income attributable to NCI	0.1	-	-	0.1
Adjusted EBITDA	$ 12.1	$ 1.1	$ 1.6	$ 14.9

	Q2 2014 GAIN	Q2 2014 CITY	Q2 2014 OTHER[1]	Q2 2014 TOTAL
Retail	$ 60.3	$ 22.7	$ 2.3	$ 85.3
Institutional	8.5			8.5
Operating revenue	68.8	22.7	2.3	93.8
Other	0.6	(0.2)	-	0.4
Net Interest	0.3	-	-	0.3
Net revenue	69.7	22.6	2.3	94.6
Net Income	(5.2)	(9.4)	0.7	(14.0)
Depreciation & amortization	1.8	1.9	-	3.7
Purchased intangible amortization	1.6	2.9	-	4.5
Interest Expense	1.5	-	-	1.5
Income tax expense	(2.0)	-	-	(2.0)
Acquisition costs	0.2	-	-	0.2
Restructuring	0.2	-	-	0.2
Integration Costs	0.3	-	-	0.3
Other one-time expenses	-	0.2	-	0.2
Net income attributable to NCI	0.1	-	-	0.1
Adjusted EBITDA	$ (1.5)	$ (4.5)	$ 0.7	$ (5.3)

	Q3 2014 GAIN	Q3 2014 CITY	Q3 2014 OTHER[1]	Q3 2014 TOTAL
Retail	$ 90.4	$ 33.5	n/a	$ 123.9
Institutional	8.5			8.5
Operating revenue	98.9	33.5	n/a	132.4
Other	4.5	1.5	n/a	6.0
Net Interest	0.3	-	n/a	0.3
Net revenue	103.6	35.1	n/a	138.7
Net Income	15.3	1.8	n/a	17.2
Depreciation & amortization	1.7	2.1	-	3.9
Purchased intangible amortization	2.3	2.9	-	5.3
Interest Expense	1.5	-	-	1.5
Income tax expense	5.3	-	-	5.3
Acquisition costs	0.9	-	-	0.9
Restructuring	0.4	-	-	0.4
Integration Costs	-	-	-	-
Other one-time expenses	-	(0.4)	-	(0.4)
Net income attributable to NCI	0.8	-	-	0.8
Adjusted EBITDA	$ 28.3	$ 6.5	n/a	$ 34.8

	9 Months 2014 GAIN	9 Months 2014 CITY	9 Months 2014 OTHER	9 Months 2014 TOTAL
Retail	$ 223.1	$ 84.2	$ 7.7	$ 315.1
Institutional	25.6	-	-	25.6
Operating revenue	248.7	84.2	7.7	340.6
Other	5.2	1.3	-	6.5
Net Interest	0.8	-	(0.2)	0.6
Net revenue	254.8	85.5	7.5	347.7
Net Income	14.0	(15.9)	2.0	0.1
Depreciation & amortization	5.8	5.8	0.3	12.0
Purchased intangible amortization	4.8	10.9	-	15.7
Interest Expense	4.4	-	-	4.4
Income tax expense	4.6	-	-	4.6
Acquisition costs	1.5	-	-	1.5
Restructuring	1.0	-	-	1.0
Integration Costs	1.7	-	-	1.7
Other one-time expenses	-	2.3	-	2.3
Net income attributable to NCI	1.0	-	-	1.0
Adjusted EBITDA	$ 38.9	$ 3.1	$ 2.3	$ 44.3

Note: Dollars in millions.
(1) "Other" represents Galvan, GAA and TT in Q1 2014; GAA and TT results are included in GAIN for Q2 2014

GAIN Capital 21

GAIN Capital 22 Quarterly Operating Metrics Note: Volumes in billions; assets in millions Definitions for all operating metrics are available on page 23. 3 Months Ended, Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Retail Metrics OTC Trading Volum e $522.2 $605.4 $730.6 $798.6 $1,067.3 $1,029.8 OTC Average Daily Volum e $8.0 $9.2 $11.2 $12.6 $16.4 $15.6 Active OTC Accounts 94,261 93,777 94,895 99,017 148,730 149,846 Futures Contracts 1,710,944 1,764,586 1,979,013 2,381,073 2,055,878 2,203,456 Futures Average Daily Contracts 27,158 27,572 31,920 39,034 32,633 34,429 Active Futures Accounts 7,247 7,780 8,184 8,562 8,799 8,567 Sales Trader Volum e $111.7 $92.0 $90.8 $96.0 $92.8 $88.7 Saes T ader Average Daily Volum e $1.7 $1.4 $1.4 $1.5 $1.4 $1.3 Institutional Metrics GTX Volum e $1,237.0 $1,089.0 $1,143.9 $1,232.3 $1,188.8 $1,100.9 Average Daily GTX Volum e $19.0 $16.5 $17.6 $19.6 $18.3 $16.7 Trading Days - Retail & Institutional 65 66 65 63 65 66 Trading Days - Futures 63 64 62 61 63 64

GAIN Capital 23 Definition of Metrics • Active Accounts: Retail accounts who executed a transaction within the last 12 months • Trading Volume: Represents the U.S. dollar equivalent of notional amounts traded • Customer Assets: Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions

Financial and Operating Results Third Quarter and 9 Months 2015 November 2015